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                                                                   EXHIBIT 10.11



                AGREEMENT REGARDING THE ASSIGNMENT AND ASSUMPTION
                       OF THE RIGHT TO RECEIVE SHEET MUSIC


        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered into this _______ day of _______________, 2000, by and among the Eller McConney, L.L.C. ("Eller McConney"), a Washington limited liability company, Avtograf Corporation, a Russian joint stock company ("Avtograf")(Eller McConney and Avtograf are collectively referred to herein as "Assignors"), Sunhawk.com Corporation, a Washington corporation ("Assignee") and Music Production International, a Russian corporation ("MPI").

                                    Recitals

        WHEREAS, Assignors desire to assign to the Assignee all of Assignors' right, title, and interest in such agreements and obligations as more particularly described below; and

        WHEREAS, Assignee desires to accept such assignment from Assignors and receive digital sheet music from MPI in connection with this Agreement and that certain Agreement Regarding the Assignment and Assumption of Sheet Music Production (the "Production Agreement") attached hereto as Exhibit A.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors, Assignee and MPI agree, joint and severally, as follows:

        1. Assignment. Assignors assign, set over, transfer, convey, and sell to Assignee, for total consideration to be paid to Eller McConney in the amount of one million dollars ($1,000,000), plus interest, all of Assignors' right, title, and interest in and to that certain agreement between Eller McConney and Avtograf whereby Avtograf has agreed to provide Eller McConney with at least 270,000 pages of digital sheet music as a result of an investment made by Eller McConney in Avtograf (the "Assignors' Agreement"). This assignment includes, without limitation, the right to receive from MPI, in accordance with the terms of that certain Production Agreement, a minimum of four thousand five hundred (4,500) pages of digital sheet music per month, beginning on or about _____________, 2000, and continuing for a period of five (5) years. The total number of pages of digital sheet music to be purchased by the Assignee, and to be provided by MPI, shall equal 270,000 (the "Production Amount").

        All of the right, title and interest in the digital sheet music assigned to Assignee by Assignors shall be subject to satisfying Assignee's qualitative standards. To the extent any page of digital sheet music provided by MPI to Assignee does not satisfy the qualitative requirements of the Assignee, such digital sheet music will not be deemed accepted by the Assignee and, accordingly, will not be included in the four thousand five hundred (4,500)



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pages of digital sheet music required to be provided to the Assignee on a monthly basis by MPI. By execution hereof, Assignee accepts the terms of this Agreement, and is entitled to enforce all terms, conditions, and covenants made by either Avtograf, MPI, or Eller McConney, as set forth in either the Assignors' Agreement, as modified by either this Agreement or the Production Agreement.

        2. Payment. The payment of one million dollars ($1,000,000) shall be made by certified check or money order by Assignee to Eller McConney LLC in annual installments of two hundred thousand dollars ($200,000) over a five year period, with the first such installment to occur twelve (12) months after the date of this Agreement and each succeeding installment payment to occur twelve
(12) months after the previous payment.

        3. Representations. Assignors represent and warrant that Assignors are the owners of all interests conveyed hereby; that there is no default now existing under the Assignors' Agreement; that the Assignor's Agreement is valid and enforceable in accordance with its terms; that Assignors have full and lawful authority to assign the Assignors' Agreement; and that Assignors will defend the assignment and sale under this Agreement against all persons claiming the same or any part thereof. In the event of such a claim, upon Assignors' written request, Assignee shall make available to Assignors all documents, or copies thereof, as are necessary to defend such a claim, and shall cooperate with Assignors as is reasonably necessary, at no expense to Assignee, to defend such a claim.

        4. Indemnification. Assignors hereby agree to indemnify and hold the Assignee harmless from and against any loss, expense, or liability (including attorneys' fees, expenses of litigation, and costs of appeal) resulting from Assignors' breach of any of Assignors' responsibilities and obligations under the Assignors' Agreement assigned hereunder which may accrue prior to the date hereof. Assignors further agree to indemnify and hold the Assignees harmless from and against any loss, expense, or liability (including attorneys' fees, expenses of litigation, and costs of appeal) resulting from any breach of the Assignors' responsibilities and obligations under the Assignors' Agreement assigned hereunder and assumed by the Assignee which may accrue from and after the date hereof.

        5. Recourse. To the extent the Assignee fails to receive or accept any part or all of the Production Amount, then the Assignee shall have a right of recourse against Eller McConney for those pages of sheet music not provided or otherwise deemed unacceptable by the Assignee. This right of recourse shall entitle the Assignee to receive that dollar amount equal to the product of (x) the total number of pages of sheet music either not received by the Assignee or deemed unacceptable by the Assignee multiplied by (y) $3.70 per page.

        6. Integration. This Agreement and the terms of the Production Agreement



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contain the entire understanding and agreement of the parties with respect to the subject matter set forth herein, superseding any and all prior agreements, written or oral, between the parties regarding the subject matter hereof.

        7. Successors and Assigns. This Agreement shall inure to and be binding upon the parties hereto and their respective heirs, successors, and assigns.

        8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

        EFFECTIVE as of the day and year first set forth above.

                                             ASSIGNEE:
ASSIGNOR:

                                             Sunhawk.com Corporation, a
The Eller McConney, L.L.C., a                Washington corporation
Washington limited liability company

By                                           By
  ---------------------------------            ---------------------------------

Its                                          Its
   -------------------------------              --------------------------------


ASSIGNOR:


Avtograf Corporation, a Russian              Music Production International, a
joint stock company                          Russian corporation


By                                           By
  ---------------------------------            ---------------------------------

Its                                          Its
   -------------------------------              --------------------------------



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                                                                   Exhibit A to
                                                                   Exhibit 10.11



                AGREEMENT REGARDING THE ASSIGNMENT AND ASSUMPTION
                            OF SHEET MUSIC PRODUCTION


        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered into this _______ day of ____________, 2000, by and among the Eller McConney, L.L.C., a Washington limited liability company ("Eller McConney") and Avtograf Corporation, a Russian joint stock company ("Avtograf") (Avtograf and Eller McConney are collectively referred to hereinafter as "Assignors"), Music Production International, a Russian corporation ("Assignee") and Sunhawk.com Corporation, a Washington corporation (the "Company").

                                    Recitals

        WHEREAS, Assignors desire to assign to the Assignee all of Assignors' right, title, and interest in such agreements and obligations as more particularly described below; and

        WHEREAS, Assignee desires to accept such assignment from Assignors and provide to the Company the digital sheet music previously provided by Avtograf to Eller McConney.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors, Assignee and the Company agree, joint and severally, as follows:

        1. Assignment and Assumption. Assignors assign, set over, transfer, convey, and sell to Assignee, for total consideration to be paid by Assignee in the amount of ten dollars ($ 10.00) all of Assignor's right, title, and interest in and to, and all obligations associated with, that certain agreement between Eller McConney and Avtograf whereby Avtograf has agreed and otherwise obligated itself to provide Eller McConney with at least 270,000 pages of acceptable digital sheet music as a result of an investment made by Eller McConney in Avtograf (the "Assignors' Agreement"). Assignee further agrees, without limitation, to assume the obligation and duty to provide the services previously carried out by Avtograf on behalf of Eller McConney, and, further, to produce for the benefit of the Company a minimum of four thousand five hundred (4,500) pages of digital sheet music each month, beginning on or about ____________, 2000, and continuing for a period of five (5) years. The total number of pages of digital sheet music to be produced by Assignee for the Company shall equal 270,000 pages (the "Production Amount").

        All of the right, title and interest in the digital sheet music production obligation being assigned herein to Assignee by Assignors for the benefit of the Company shall be subject to satisfying the Company's qualitative standards. To the extent any page of digital sheet music does not satisfy the qualitative requirements of the Company, then such page or pages of sheet music shall not be deemed accepted by the Company and,



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accordingly, will not be included in the four thousand five hundred (4,500)
pages of digital sheet music required to be provided each month by the Assignee to the Company. By execution hereof, Assignee accepts the terms of this Agreement, agrees to perform all terms, conditions, and covenants made by Assignors in the Assignors' Agreement, except as modified by this Agreement. Further, Assignee assumes all of the obligations of Avtograf under the Assignors' Agreement from and after the date hereof, except as otherwise modified by this Agreement.

        2. Payment. The payment of ten dollars ($10.00) shall be made by certified check or money order by Assignors to the Assignee on or by ______________, 2000.

        3. Representations. Assignors represent and warrant that Assignors are the owners of all interests conveyed hereby; that there is no default now existing under the above referenced Assignors' Agreement; that the Assignor's Agreement is valid and enforceable in accordance with its terms; that Assignors have full and lawful authority to assign the Assignors' Agreement; and that Assignors will defend the assignment and sale under this Agreement against all persons claiming the same or any part thereof. In the event of such a claim, upon Assignors' written request, Assignee shall make available to Assignors all documents, or copies thereof, as are necessary to defend such a claim, and shall cooperate with Assignors as is reasonably necessary, at no expense to Assignee, to defend such a claim.

        4. Indemnification. Assignors hereby agree to indemnify and hold the Assignee harmless from and against any loss, expense, or liability (including attorneys' fees, expenses of litigation, and costs of appeal) resulting from Assignors' breach of any of Assignors' responsibilities and obligations under the Assignors' Agreement assigned hereunder which may accrue prior to the date hereof. Assignors further agree to indemnify and hold the Assignee harmless from and against any loss, expense, or liability (including attorneys' fees, expenses of litigation, and costs of appeal) resulting from any breach of the Assignors' responsibilities and obligations under the Assignors' Agreement assigned hereunder and assumed by the Assignee which may accrue from and after the date hereof.

        5. Recourse. To the extent the Company fails to either receive or accept any part of the Production Amount, then the Company shall have a right of recourse against Eller McConney for those pages of sheet music not provided or otherwise deemed acceptable by the Company. This right of recourse shall entitle the Company to receive that dollar amount equal to the product of (x) the total number of pages of sheet music either not received or deemed unacceptable by the Company multiplied by (y) $3.70 per page.

        6. Integration. This Agreement and the Agreement Regarding the Assignment and Assumption of the Right to Receive Sheet Music (the "Sheet Music Agreement") contain the entire understanding and agreement of the parties with respect to the subject matter set



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forth herein, superseding any and all prior agreements, written or oral, between the parties regarding the subject matter hereof.

        7. Successors and Assigns. This Agreement shall inure to and be binding upon the parties hereto and their respective heirs, successors, and assigns.

        8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

        EFFECTIVE as of the day and year first above written.


ASSIGNOR:                                    ASSIGNEE:


Eller McConney, L.L.C.                       Music Production International, a
                                             Russian corporation


By                                           By
  ---------------------------------            ---------------------------------

Its                                          Its
   --------------------------------             --------------------------------


ASSIGNOR:


                                             Sunhawk.com Corporation

Avtograf Corporation


By                                           By
  ---------------------------------            ---------------------------------

Its                                          Its
   --------------------------------             --------------------------------



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